                    METLIFE INSURANCE COMPANY OF CONNECTICUT

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                            PREMIER ADVISERS ANNUITY
                       PREMIER ADVISERS - CLASS II ANNUITY
                           PREMIER ADVISERS II ANNUITY
                          PREMIER ADVISERS III ANNUITY
                     PREMIER ADVISERS III - SERIES 2 ANNUITY
                           PREMIER ADVISERS L ANNUITY
                      PREMIER ADVISERS L - SERIES 2 ANNUITY

                        Supplement dated December 4, 2009

   To the Prospectuses dated May 1, 2009 and April 28, 2008 (as supplemented)

     MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Met Investors Series Trust or Metropolitan Series Fund, Inc. To the extent that a Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about April 30, 2010.

     The proposed substitution and respective advisers and/or sub-advisers for Premier Advisers Annuity, Premier Advisers - Class II Annuity, and Premier Advisers II Annuity ONLY are:

EXISTING FUND AND CURRENT ADVISER           REPLACEMENT FUND AND SUB-ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)

Janus Aspen Perkins Mid Cap Value           Met/Artisan Mid Cap Value Portfolio
Portfolio (Service Class)           (Arrow) (Class B)
Janus Capital Management LLC                Artisan Partners Limited Partnership
(Perkins Investment Management LLC)

     The proposed substitution and respective advisers and/or sub-adviser for Premier Advisers II Annuity, Premier Advisers III Annuity, Premier Advisers III
- Series II Annuity, Premier Advisers L Annuity, and Premier Advisers L - Series II Annuity ONLY are:

EXISTING FUND AND CURRENT ADVISER           REPLACEMENT FUND AND SUB-ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)

UIF Small Company Growth Portfolio          Met/AIM Small Cap Growth Portfolio
(Class II)                          (Arrow) (Class B)
Morgan Stanley Investment                   Invesco AIM Capital Management, Inc.
Management, Inc.

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of Contract owners.

     - If you make one transfer from one of the above Existing Funds into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     -    There will be no tax consequences to you.

     In connection with the substitutions, we will send you a prospectus for Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers. Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 Hall Boulevard
Bloomfield, CT 06002-2910